PROSPECTUS

AUGUST 1, 2006





                                     [LOGO]

SHAKER fund

                                    [GRAPHIC]

               Shaker Fund seeks long-term capital
               appreciation by investing primarily in
               the common stock of domestic
               growth companies.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                    SHAKER FUND

TABLE OF CONTENTS
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RISK/RETURN SUMMARY                  2

 Investment Objective                2

 Principal Investment Strategies     2

 Principal Investment Risks          3

 Who May Want to Invest in the Fund  4

PERFORMANCE INFORMATION              5

FEE TABLES                           7

MANAGEMENT                           8

 The Adviser                         8

 Portfolio Managers                  8

 Other Service Providers             9

 Fund Expenses                       9

YOUR ACCOUNT                        10

 General Information                10

 Buying Shares                      12

 Selling Shares                     17

 Exchange Privileges                20

 Retirement Accounts                20

ADVISER'S PAST PERFORMANCE          21

OTHER INFORMATION                   23

 Distributions                      23

 Taxes                              23

 Organization                       24

FINANCIAL HIGHLIGHTS                25

SHAKER FUND

RISK/RETURN SUMMARY
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CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

GROWTH COMPANIES are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and reasonable stock prices.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.



The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A, B, and C Shares were reclassified as Intermediary Shares. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.


INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of small- and medium-sized domestic growth companies. Small domestic companies typically have market capitalizations of less than $2 billion at the time of investment. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.


THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES Shaker Investments, L.L.C., the Fund's investment adviser (the "Adviser"), relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments. As part of this analysis, the Adviser may visit prospective companies, their suppliers and customers, talk to industry contacts, attend trade and brokerage research conferences, consult with its venture capital and entrepreneur network, read business publications, search information databases, and track Wall Street research.

The Adviser's investment process begins with an economic analysis of industry sectors to identify those sectors with the greatest potential for growth. Demographic factors and industry trends affecting growth rates are among the items considered as part of the economic analysis. From these sectors, the Adviser selects those small and medium companies that it believes has the potential to grow revenue and earnings at a rate that exceeds the growth rate of their industries. The Adviser then analyzes these growth companies for fundamental superiority. The Adviser considers a fundamentally superior company to be one that has:


 . Strong management that emphasizes quality products and services within one industry (no conglomerates)
 . Sustainable competitive advantage through strong niche products or services and significant and consistent new product and service development
 .  Broad customer and/or product base
 .  Management interests aligned with shareholder interests
 .  Positive earnings or cash flow and conservative financial statements
 .  Market leadership
 .  Focused business model
 .  Significant inside ownership

The Adviser plans to invest in these companies early in their life cycles and to hold the investments for the long-term if they continue to satisfy the Fund's investment criteria.

                                                                    SHAKER FUND



THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser will review a stock with a 20% or greater one-day price decline or market underperformance over longer periods of time. The Adviser may sell a stock if:

 .  It subsequently fails to meet the Adviser's initial investment criteria
 . A more attractively priced company is found or if funds are needed for other purposes
 . It becomes overvalued relative to the long-term expectation for the stock price
 . Changes in economic conditions or fundamentals of the sector affect the company's financial outlook
 . Revenue and earnings decline from year-to-year and price/book valuation (the price of a stock divided by the company's book value per share) is not at or near its historical low
 . The Fund's investment in an industry sector exceeds two and a half times the investment of the Russell 2500/TM/ Growth Index, the Fund's performance benchmark, in the same sector

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. The value of the Fund's investments will fluctuate as the stock market fluctuates. Nevertheless, investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

 . The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
 . The growth stocks in which the Fund invests do not continue to grow at expected rates
 . The judgment of the Adviser as to the growth potential of a stock proves to be wrong
 .  Demand for growth stocks decline

SHAKER FUND



SPECIFIC RISKS OF SMALL AND MEDIUM COMPANIES Because investing in small and medium companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

 . Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available
 . Securities of many small and medium companies are traded in the over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
 . Changes in the value of small and medium company stocks may not mirror the fluctuations of the general market
 . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and medium companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

 . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal, and . Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

 . Want an investment that pursues market trends or focuses only on particular sectors or industries
 . Need regular income or stability of principal, or . Are pursuing a short-term goal or investing emergency reserves

                                                                    SHAKER FUND

PERFORMANCE INFORMATION
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The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in performance from year-to-year and how returns of Shaker Fund Shares compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A, B, and C Shares were reclassified as Intermediary Shares. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.

CALENDAR YEAR TOTAL RETURNS

The following chart shows the annual total return for Shaker Fund Shares for each full calendar year that the Fund has operated.


[CHART]

    2002         2003        2004         2005
    ----         ----        ----         ----
  -48.28%       57.74%       9.40%        2.05%


        The calendar year-to-date return as of June 30, 2006 was 1.76%.


During the period shown in the chart, the highest quarterly return was 23.81% (for the quarter ended June 30, 2003) and the lowest quarterly return was -29.42% (for the quarter ended June 30, 2002).

SHAKER FUND


AVERAGE ANNUAL TOTAL RETURN


The following table compares the average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sales of Shaker Fund Shares) as of December 31, 2005 to the Russell 2500/TM/ Growth Index, the Fund's primary benchmark. The table also compares the average annual total return before taxes of A, B, and C Shares to the Russell 2500 Index. After tax returns for A, B, and C Shares will vary. The performance of A Shares reflects the deduction of the maximum front-end sales charge and the performance of B and C Shares assumes that shares sold at the end of each period and reflects the deduction of any applicable contingent deferred sales load.



                                                                                       1 Year   Since Inception/(1)/
Intermediary Shares - Return Before Taxes/(2)/                                          2.05%       -4.76%
Intermediary Shares - Return After Taxes on Distributions/(2)/                          2.05%       -4.76%
Intermediary Shares - Return After Taxes on Distributions and Sale of Fund Shares/(2)/  1.33%       -3.99%
Class A Shares - Return Before Taxes/(2)/                                              -4.04%       -6.26%
Class B Shares - Return Before Taxes/(2)/                                              -3.69%       -4.06%
Class C Shares - Return Before Taxes/(2)/                                               0.31%       -3.75%
Russell 2500 Growth Index (reflects no deduction for fees, expenses and taxes)          8.17%        5.09%





/(1)/Intermediary Shares and A Shares commenced operations on April 27, 2001. B
     Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively. The performance information for the period before B Shares and C Shares commenced operations is based on the performance of A Shares, adjusted for the higher expenses applicable to B Shares and C Shares, respectively. The performance for A Shares reflects the deduction of the maximum front-end sales load and the performance for B and C Shares assumes that shares are sold at the end of each period and reflects the deduction of any applicable contingent deferred sales load ("CDSC").

/(2)/The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A,B, and C Shares were reclassified as Intermediary Share. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500/ /Index measures the performance of the 2500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

The Russell 2500 Growth Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the index's performance reflects the effect of expenses.

                                                                    SHAKER FUND


FEE TABLES
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The following tables describe the various fees and expenses that you will bear if you invest in the Fund.

    SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load)
    Imposed on Purchases
    (as a percentage of the offering price)                          None
    Maximum Deferred Sales Charge (Load)
    Imposed on Redemptions
    (as a percentage of the lower of sale price or cost of shares)   None
    Maximum Sales Charge (Load)
    Imposed on Reinvested Distributions                              None
    Redemption Fee                                                   None
    Exchange Fee                                                     None
    Maximum Account Fee                                              None

          ANNUAL FUND OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(1)/
              Management Fees                                  1.10%
              Distribution (12b-1) Fees                         None
              Other Expenses                                   1.56%
              Total Annual Fund Operating Expenses             2.66%
              Fee Waiver and Expense Reimbursement/(2)/        1.21%
              Net Expenses/(2)/                                1.45%

/(1)/Based on amounts for the Fund's fiscal year ended March 31, 2006. /(2)/Based on contractual waivers through July 31, 2007. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR     $148
3 YEARS    $711
5 YEARS  $1,302
10 YEARS $2,904

SHAKER FUND

MANAGEMENT
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The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER

The Adviser is Shaker Investments, L.L.C., 3690 Orange Place, Suite 400, Cleveland, Ohio 44122. Prior to January 1, 2002, Shaker Management, Inc. served as the Fund's investment adviser. The Adviser and its predecessors have provided investment advisory and management services to clients since 1991 and the Fund since 2001.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.10% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2006, the Adviser waived its entire fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended September 30, 2006.

As of June 30, 2006, the Adviser and its affiliates had approximately $276 million of assets under management.

CO-PORTFOLIO MANAGERS

Mr. Edward P. Hemmelgarn and Dr. Karen M. Mroz-Bremner share joint responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio.

Mr. Hemmelgarn, Founder and Chief Investment Officer of the Adviser since its organization in January 2002, has served as a Fund Portfolio Manager since the Fund's inception in 2001. From 1991 to January 2002, Mr. Hemmelgarn served as a Chief Investment Officer of the Adviser's predecessor firms. Prior to that, Mr. Hemmelgarn served as the former Chief Financial Officer of retail banking for Ameritrust Corporation, a bank holding company which merged with Society Trust Company, now KeyCorp. Prior to Ameritrust, Mr. Hemmelgarn worked for Ernst & Young, focusing on mergers and acquisitions and other forms of strategic and financial management consulting. Mr. Hemmelgarn has more than 20 years of experience in the investment industry including mergers and acquisitions, accounting, commercial banking and bio-chemical research.
Mr. Hemmelgarn has a MBA from Case Western Reserve University and a BA in Chemistry from Case Western Reserve University.

Dr. Mroz-Bremner, CFA, has served as a Research Analyst for the Adviser since joining the firm in March 1999 and became a Fund portfolio manager in September 2005. Dr. Mroz-Bremner has a background in developmental biology and genetic research. Her research has focused on the effect of X chromosome dosage in male germ cell development. Dr. Mroz-Bremner has over 6 years of experience in the investment industry. Dr. Mroz-Bremner has a Ph.D. in genetics from Case Western Reserve University and a B.S. in biophysics from Iowa State University of Science and Technology.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund.

                                                                    SHAKER FUND


OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

SHAKER FUND

YOUR ACCOUNT
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HOW TO CONTACT THE FUND

WRITE TO US AT:
  Shaker Fund P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Shaker Fund
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (888) 314-9048 (toll free)
E-MAIL US AT:
  shaker@citigroup.com
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Shaker Fund
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) the Fund's shares at the net asset value ("NAV") next calculated next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 20). For instance, if the transfer agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the liabilities, and then dividing the result (net assets) by the number of the Fund's outstanding shares. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence

                                                                    SHAKER FUND


of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund's portfolio security is principally traded closed early (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAMS Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

SHAKER FUND



BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Shaker Fund" or to one or more owners of the account and endorsed to "Shaker Fund." For all other accounts, the check must be made payable on its face to "Shaker Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

                                                                    SHAKER FUND



MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                          MINIMUM INITIAL MINIMUM ADDITIONAL
                                            INVESTMENT        INVESTMENT
Standard Accounts                             $3,000             $250
Traditional and Roth IRA Accounts             $2,000             $250
Accounts with Systematic Investment Plans     $2,000             $250

ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT                                            REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS   .Instructions must be signed by all persons required to
Individual accounts and sole proprietorship accounts   sign exactly as their names appear on the account.
are owned by one person. Joint accounts have two or  .Provide a power of attorney or similar document for
more owners (tenants).                                 each person that is authorized to open or transact
                                                       business for the account if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)           .Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money   account under the UGMA or the UTMA.
to a child and obtain tax benefits.                  .The custodian must sign instructions in a manner
                                                       indicating custodial capacity.
BUSINESS ENTITIES                                    .Provide certified articles of incorporation, a
                                                       government-issued business license or certificate,
                                                       partnership agreement or similar document evidencing
                                                       the identity and existence of the business entity
                                                     .Submit a secretary's (or similar) certificate listing the person(s) authorized to open or transact business for the
                                                       account.
TRUSTS (INCLUDING CORPORATE PENSION PLANS)           .The trust must be established before an account can be
                                                       opened.
                                                     .Provide the first and signature pages from the trust
                                                       document identifying the trustees.
                                                     .Provide a power of attorney or similar document for
                                                       each person that is authorized to open or transact
                                                       business in the account if not a trustee of the trust.

SHAKER FUND



ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

                                                                    SHAKER FUND


The Fund's investment in securities of small and medium companies may make the Fund's shares more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

SHAKER FUND


INVESTMENT PROCEDURES

                HOW TO OPEN AN ACCOUNT                                 HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                 BY CHECK
..Call or write us for an account application             .Fill out an investment slip from a confirmation or
..Complete the application (and other required              write us a letter
  documents)                                             .Write your account number on your check
..Mail us your application (and other required            .Mail us the slip (or your letter) and the check
  documents) and a check
BY WIRE                                                  BY WIRE
..Call or write us for an account application             .Call to notify us of your incoming wire
..Complete the application (and other required            .Instruct your financial institution to wire your
  documents)                                               money to us
..Call us to fax the completed application (and other
  required documents) and we will assign you an
  account number
..Mail us your original application (and other
  required documents)
..Instruct your financial institution to wire your
  money to us
BY ACH PAYMENT                                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account application             .Complete the systematic investment section of the
..Complete the application (and other required              application
  documents)                                             .Attach a voided check to your application
..Call us to fax the completed application (and other     .Mail us the completed application and voided
  required documents) and we will assign you an            check
  account number                                         .We will electronically debit the purchase amount
..Mail us your original application (and other              from the financial institution account identified on
  required documents)                                      your account application
..We will electronically debit the purchase amount
  from the financial institution account identified on
  your account application

                                                                    SHAKER FUND



SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

SHAKER FUND


HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send the redemption proceeds
..Obtain a signature guarantee (if required)
..Obtain other documentation (if required)
..Mail us your request and documentation
BY WIRE OR ACH
..Wire and ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (See
  "By Telephone") OR
..Mail us your request (See "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.
SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your completed application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                                                    SHAKER FUND


WIRE AND ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

 .  Written requests to redeem $100,000 or more
 .  Changes to a shareholder's record name
 . Redemptions from an account for which the address or account registration has changed within the last 30 days
 . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
 . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
 . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on any redemption.

SMALL ACCOUNTS If the value of your account falls below $2,500 ($1,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 ($1,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

SHAKER FUND


EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other mutual funds. For a list of mutual funds available for exchange, you may call the transfer agent. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges (see "Investment Procedures -- Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                               HOW TO EXCHANGE
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund and class you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation
BY TELEPHONE
..Call us with your request (unless you declined telephone exchange privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                                    SHAKER FUND


ADVISER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The performance data set forth below relates to the historical performance of the private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. These accounts have been managed by Edward P. Hemmelgarn since their inception and Karen Mroz-Bremner, CFA, Ph.D., since September 2005. Mr. Hemmelgarn and Dr. Mroz-Bremner are co-managers of the Fund and are responsible for the Fund's day-to-day operations. Dr. Mroz-Bremner became a Portfolio Manger of the Fund in September 2005. The Adviser does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)) and the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). Transactions were recorded on a settlement date basis from inception through June 30, 1995 and on a trade date basis thereafter. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Adviser's private accounts for the periods ended December 31, 2005. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

----------------------------
* Prior to December 1999, the private client accounts were managed by Shaker Investments, Inc., an affiliate of Shaker Management, Inc., the Fund's investment adviser prior to January 1, 2002. All new accounts established after December 1999 through December 31, 2001 were managed by Shaker Management, Inc. On January 1, 2002, Shaker Management, Inc. and Shaker Investments, Inc. merged to form the Adviser. As of December 31, 2001, both Shaker Management, Inc. and Shaker Investments, Inc. held accounts that are included in the Shaker Small/Mid Cap Composite shown in the performance presentation on the next page. Shaker Management, Inc. and Shaker Investments, Inc. were under common control and there were no differences in management, principal ownership or investment strategy amongst the companies. Further, the merger of Shaker Management, Inc. and Shaker Investments, Inc. to form the Adviser did not result in a change in management, principal ownership or investment strategy.

SHAKER FUND


                ADVISER'S SMALL/MID CAP GROWTH EQUITY COMPOSITE
      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    [CHART]


 1 Year    3 Years   5 Years   10 Years     Since Inception (October 1, 1991)
 ------    -------   -------   --------     ---------------------------------
  1.86%    20.70%    -7.62%      9.15%                    15.34%


                                   ADVISER'S SMALL/MID CAP      RUSSELL 2000      RUSSELL 2500
YEAR(S)                          GROWTH EQUITY COMPOSITE/(1)/ GROWTH INDEX/(2)/ GROWTH INDEX/(3)/
1 Year (2005)                               1.86%                   4.15%             8.18%
3 Years (2002-2005)                        20.70%                  20.93%            21.95%
5 Years (2000-2005)                        -7.62%                   2.28%             2.78%
10 Years (1995-2005)                        9.15%                   4.68%             7.37%
Since Inception (1991-2005)/(4)/           15.34%                   7.14%             9.28%

/(1)/The presentation (the "Composite") describes 201 accounts valued at $309 million, as of December 31, 2005. The Composite comprises all fee paying accounts, regardless of size, that are managed in the small/mid cap growth equity strategy by Edward P. Hemmelgarn and Dr. Mroz-Bremner (since September 2005). Composite performance includes terminated accounts and accounts that have been open for at least one full month.
/(2)/The Russell 2000 Growth Index measures the performance of those Russell
    2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
/(3)/The Russell 2500 Growth Index measures the performance of those Russell
    2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.
/(4)/Since Inception, October 1, 1991 through December 31, 2005.

                                                                    SHAKER FUND


OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

SHAKER FUND


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                    SHAKER FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                    YEAR         YEAR       YEAR       YEAR      PERIOD
                                                    ENDED        ENDED      ENDED      ENDED      ENDED
                                                  MARCH 31,    MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                                                    2006         2005       2004       2003     2002/(A)/
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value per Share               $  7.44/(b)/  $  7.49    $  4.62    $  8.09    $ 10.00
                                                  -------       -------    -------    -------    -------
Investment Operations:
 Net investment loss                                (0.08)        (0.32)     (0.06)     (0.07)     (0.12)
 Net realized and unrealized loss on investments     1.41          0.27       2.93      (3.40)     (1.79)
                                                  -------       -------    -------    -------    -------
Total from Investment Operations                     1.33         (0.05)      2.87      (3.47)     (1.91)
                                                  -------       -------    -------    -------    -------
Ending Net Asset Value per Share                  $  8.77       $  7.44    $  7.49    $  4.62    $  8.09
                                                  =======       =======    =======    =======    =======
OTHER INFORMATION
Ratios to Average Net Assets/(c)/:
 Net investment (loss)                              (1.04)%       (1.07)%    (1.10)%    (1.18)%    (1.48)%
 Net expenses                                        1.45%         1.45%      1.45%      1.65%      1.90%
 Gross expenses/(d)/                                 2.66%         2.00%      1.83%      2.34%      3.31%
Total Return/(e)/                                   17.88%        (0.67)%    62.12%    (42.89)%   (19.10)%
Portfolio Turnover Rate                                85%           57%        60%        67%        61%
Net Assets at End of Period (in thousands)        $11,200       $11,920    $31,237    $15,300    $ 5,746

/(a)/Commenced operations on April 27, 2001.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Annualized for periods less than one year.
/(d)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(e)/Not annualized for periods less than one year.

                             FOR MORE INFORMATION
ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.


CONTACTING THE FUND
You can get free copies of the Fund's annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Shaker Fund
P.O. Box 446
Portland, Maine 04112
(888) 314-9048 (toll free)

E-mail address: shaker@citigroup.com


Distributor
Foreside Fund Services, LLC
www.foresides.com


SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:


Public Reference Room
Securities and Exchange Commission

Washington, D.C. 20549

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's Web site at www.sec.gov.
[LOGO] SHAKER fund

                                  Shaker Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9048
                              www.shakerfund.com

                   Investment Company Act File No. 811-3023

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------


AUGUST 1, 2006

INVESTMENT ADVISER:                                  ABSOLUTE STRATEGIES FUND

Absolute Investment Advisers LLC
94 Station Street, Suite 202
Hingham, MA 02043

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(888) 992-2765
(888) 99-ABSOLUTE









This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering Institutional, A and C Shares of Absolute Strategies Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the fiscal period ended March 31, 2006 are included in the Annual Report to shareholders and are incorporated by reference into, and legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
-------------------------------------------------------------------------------


GLOSSARY                                                                       1

INVESTMENT POLICIES AND RISKS                                                  2

INVESTMENT LIMITATIONS                                                        18

MANAGEMENT                                                                    20

PORTFOLIO TRANSACTIONS                                                        34

PURCHASE AND REDEMPTION INFORMATION                                           37

TAXATION                                                                      40

OTHER MATTERS                                                                 45

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - OTHER ACCOUNTS MANAGED BY FUND PORTFOLIO MANAGER                B-1

APPENDIX C - MISCELLANEOUS TABLES                                            C-1

APPENDIX D - FUND PROXY VOTING PROCEDURES                                    D-1

APPENDIX E - ADVISER/SUB-ADVISOR PROXY VOTING PROCEDURES                     E-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

         "Accountant" means Citigroup.

         "Administrator" means Citigroup.

         "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

         "Board" means the Board of Trustees of the Trust.

         "Citigroup" means Citigroup Fund Services, LLC.

         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means Citibank, N.A.

         "Distributor" means Foreside Fund Services, LLC.

         "Fund" means Absolute Strategies Fund.

         "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section
          2(a)(19) of the 1940 Act.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a division of the McGraw
          Hill Companies.

          "Sub-Adviser" means each of Aronson+Johnson+Ortiz, LP, Bernzott Capital Advisors, Contravisory Research & Management Corp., Horizon Asset Management, Inc., Kinetics Asset Management, Inc., Loomis, Sayles & Company, L.P., Metropolitan West Asset Management, LLC, Moody Aldrich Partners, LLC, Scout Investment Advisors, Inc., SSI Investment Management, Inc., TT International Investment Management, TWIN Capital Management, Inc., and Yacktman Asset Management Co.

         "Transfer Agent" means Citigroup.

         "Trust" means Forum Funds.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a non-diversified series of the Trust. The Fund offers three classes: Institutional Shares, A Shares and C Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

A.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK

GENERAL. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Sub-Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

SECURITY RATINGS INFORMATION. The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

3.   WARRANTS AND RIGHTS

GENERAL. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.   DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5.   REAL ESTATE INVESTMENT TRUSTS

GENERAL. The Fund may purchase real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.

RISKS. Because REITs have on-going operating fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

B.       FIXED INCOME SECURITIES

1.       GENERAL

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

ZERO-COUPON SECURITIES. The Fund many invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

2.       RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

INTEREST RATES. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Absolute may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-US DOLLAR DENOMINATED SECURITIES. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.       FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

EMERGING MARKETS. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

          Information about the companies in these countries is not always readily available;

          Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

          Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

          The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

          Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

          Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

          Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar; Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

          Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

D.       FOREIGN CURRENCIES TRANSACTIONS

1.       GENERAL

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2.       RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if Absolute is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.       OPTIONS AND FUTURES

1.       GENERAL


The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

2.       RISKS OF OPTIONS TRANSACTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Sub-Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

3.       RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute will incorrectly predict future market trends. If Absolute attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

F.       LEVERAGE TRANSACTIONS

1.       GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

SHORT SALES. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

2. RISKS Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, If the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian In the prescribed amount. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

G.       ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub-Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Sub-Advisors, pursuant to guidelines approved by the Board. Each Sub-Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Sub-Adviser may determine that the securities are not illiquid.

H.       INVESTMENT COMPANY SECURITIES

1.       OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by more or more Sub-Advisers or their affiliates. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to 10% of the Fund's total assets. Shares owned in an exchange traded fund that have received exemptive relief from the SEC that permits other mutual funds to invest in the shares without limitation are excluded from this limitation.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

I.       TEMPORARY DEFENSIVE POSITION

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Sub-Adviser to be of comparable quality.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

J.       CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2.  INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. BORROWING MONEY Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

2.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.       MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B.       NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and applicable SEC no-action and exemptive relief.

2.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.


3.       ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.  MANAGEMENT
--------------------------------------------------------------------------------

A.       TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. . Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is also an interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.


---------------------------- ----------------- ------------------ ---------------------------------------------------------

                                 POSITION           LENGTH                        PRINCIPAL OCCUPATION(S)
           NAME,                 WITH THE           OF TIME                                DURING
      AGE AND ADDRESS             TRUST             SERVED                              PAST 5 YEARS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
INTERESTED TRUSTEE
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
J. Michael Parish            Chairman  of the  Trustee since      Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: November 9, 1943       Board;            1989               LLP (law firm) 2002 - 2003; Partner, Thelen Reid &
                             Trustee;          (Chairman since    Priest LLP (law firm) from 1995 - 2002.
                             Chairman,         2004)
                             Compliance
                             Committee,
                             Nominating
                             Committee and
                             Qualified Legal
                             Compliance
                             Committee
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Costas Azariadis             Trustee;          Since 1989         Professor of Economics, Washington University
Born: February 15, 1943      Chairman,                            (effective 2006); University of California-Los Angeles
                             Valuation                            1992- 2006.
                             Committee
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
James C. Cheng               Trustee;          Since 1989         President, Technology Marketing Associates (marketing
Born: July 26, 1942          Chairman, Audit                      company for small and medium sized businesses in New
                             Committee                            England).
---------------------------- ----------------- ------------------ ---------------------------------------------------------




---------------------------- ----------------- ------------------ ---------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
John Y. Keffer               Trustee;          Since 1989         President, Forum Foundation (a charitable organization)
Born: July 15, 1942          Chairman,                            since 2005; President, Forum Trust, LLC (a
                             Contracts                            non-depository trust company) since 1997;  President,
                             Committee                            Citigroup Fund Services, LLC ("Citigroup") 2003-2005;
                                                                  President, Forum Financial Group, LLC ("Forum"), (a
                                                                  fund services company acquired by Citibank, N.A. in
                                                                  2003).
---------------------------- ----------------- ------------------ ---------------------------------------------------------


NAME, AGE                    POSITION          LENGTH            PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH THE          OF TIME           DURING
                             TRUST             SERVED            PAST 5 YEARS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
OFFICERS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Simon D. Collier             President;        Since 2005         Managing Partner,  Foreside Financial Group, LLC since
Born: October 22, 1961       Principal                            April 2005;  Chief Operating Officer and Managing
                             Executive                            Director, Global Fund Services, Citigroup 2003-2005;
                             Officer                              Managing Director, Global Securities Services for
                                                                  Investors, Citibank, N.A. 1999-2003.
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Carl A. Bright               Principal         Since 2005         President, Distributor since 2004; Consultant, Foreside
Born:  December 20, 1957     Financial                            Solutions, LLC 2000-2003 (mutual fund development
                             Officer                              company)
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Beth P. Hanson               Vice               Since 2003t        Relationship Manager, Citigroup since 2003;
Born:  July 15, 1966         President/Assistant                  Relationship Manager, Forum 1999-2003.
                             Secretary
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Sara M. Morris               Vice President    Since 2004         Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                          2004; Chief Financial Officer, The VIA Group, LLC
                                                                  (strategic marketing company) 2000 - 2003.
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
Trudance L. Bakke            Treasurer         Since 2005         Director, Foreside Financial Group, LLC since 2006;
Born:  August 11, 1971                                            Product Manager, Citigroup 2003 - 2006; Senior Manager
                                                                  of Corporate Finance, Forum 1999 -2003.
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
David M. Whitaker            Secretary         Since 2004         Product Manager, Citigroup since 2004; Assistant
Born:  September 6, 1971                                          Counsel, PFPC Worldwide, Inc. (a fund services company)
                                                                  1999-2004.
---------------------------- ----------------- ------------------ ---------------------------------------------------------




B.       TRUSTEE OWNERSHIP IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES

------------------------------------------ ------------------------------------------ ---------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                       AS OF DECEMBER 31, 2005 IN ALL FUNDS
                                                                                       OVERSEEN BY TRUSTEE IN THE FAMILY OF
                TRUSTEES                    DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN            INVESTMENT COMPANIES
                                               THE FUND AS OF DECEMBER 31, 2005
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
INTERESTED TRUSTEES
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
John Y. Keffer                                               None                                   $1-$10,000
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
Costas Azariadis                                             None                                      None
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
James C. Cheng                                               None                                      None
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
J. Michael Parish                                            None                                 Over $100,000
------------------------------------------ ------------------------------------------ ---------------------------------------


C.       OWNERSHIP OF SECURITIES OF ABSOLUTE AND RELATED COMPANIES

As of December 31, 2005, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of Absolute, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Absolute, any Sub-Adviser or the distributor.

D.       INFORMATION CONCERNING TRUST COMMITTEES

1.       AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent
Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2006, the Audit Committee met five times.

2.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.

3.       VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the twelve month period ended March 31, 2006, the Valuation Committee met seven times.

4.       QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2006, the QLCC did not meet.


5.       CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

6.       COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.


E.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following tables set forth fees to be paid to each Trustee by the Fund and the fund complex, which includes all series of the Trust and another investment company for which Citigroup provides services, for the Fund's initial fiscal year ending March 31, 2006.


--------------------------------------------------- ---------------------------- ----------------------
                                                                                  TOTAL COMPENSATION
                                                                                  FROM TRUST AND FUND
                                                      COMPENSATION FROM FUND            COMPLEX
                     TRUSTEE
--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------
John Y. Keffer                                                 $289                     $11,000
--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------
Costas Azariadis                                               $698                     $45,500
--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------
James C. Cheng                                                 $698                     $45,500
--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------
J. Michael Parish                                              $909                     $58,250
--------------------------------------------------- ---------------------------- ----------------------

F.       INVESTMENT ADVISORS

1.       OWNERSHIP OF ABSOLUTE AND SUB-ADVISERS

     The following persons/entities control Absolute and each Sub-Adviser through equity interests.

ADVISER                                             CONTROLLING PERSONS/ENTITIES
Absolute Investment Advisers LLC                    None
SUB-ADVISERS
Aronson+Johnson+Ortiz, LP                           Theodore R. Aronson

Bernzott Capital Advisors                           Kevin Bernzott

Contravisory Research & Management Corp.            George E. Noonan, William Noonan, Philip Noonan

Horizon Asset Management, Inc.                      John Meditz

Kinetics Asset Management, Inc.                     None


SUB-ADVISERS

Loomis, Sayles & Company, L.P.                      Sub-Adviser is a limited partnership whose
                                                    general partner, Loomis, Sayles & Company, Inc.,
                                                    is a wholly-owned subsidiary of IXIS Asset
                                                    Management Holdings, LLC ("IXIS Holdings"). IXIS
                                                    Holdings is a wholly-owned subsidiary of IXIS
                                                    Asset Management US Group, L.P. ("IXIS US
                                                    Group"). IXIS US Group. owns the entire limited
                                                    partnership interest in the Sub-Adviser.  IXIS
                                                    US Group. is part of IXIS Asset Management
                                                    Group, an international asset management group
                                                    based in Paris, France. IXIS Asset Management
                                                    Group is ultimately owned principally, directly
                                                    or indirectly, by three large affiliated French
                                                    financial services entities: the Caisse des
                                                    Depot et Consignations ("CDC"), a public sector
                                                    financial institution created by the French
                                                    government in 1816; the Caisse Nationale des
                                                    Caisses d'Epargne, a financial institution owned
                                                    by CDC and by French regional savings banks
                                                    known as the Caisses d'Epargne; and by CNP
                                                    Assurances, a large French life insurance
                                                    company.


Metropolitan West Asset Management, LLC             Majority owned by employees

Moody Aldrich Partners, LLC                         The firm is independent and privately owned with
                                                    the controlling interest held by active
                                                    employees, namely Amory Aldrich, William Moody,
                                                    and Michael Pierre. An advisory board of
                                                    individuals, including Eyk Van Otterloo and
                                                    Jeremy Grantham, own the remaining portion.

Scout Investment Advisors, Inc.                     UMB Bank, N.A and UMB Financial Corporation

SSI Investment Management, Inc.                     John D. Gottfurcht, Amy Jo Gottfurcht and George
                                                    Douglas

TT International Investment Management              Timothy A. Tacchi

TWIN Capital Management, Inc.                       Geoffrey Gerber

Yacktman Asset Management Co.                       Donald Arthur Yacktman

2.       INFORMATION REGARDING PORTFOLIO MANAGERS

OTHER ACCOUNTS UNDER MANAGEMENT Appendix B summarizes information provided by the Absolute and each Sub-Adviser regarding the number of other accounts managed by the Fund portfolio managers within the following categories and the total assets in the accounts as of March 31, 2006: registered investment companies, other pooled investment vehicles, and other accounts. The Fund portfolio managers do not own any shares of the Fund as the Fund had not commenced operations as of the date of this SAI.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND

According to information provided by Absolute, each of the following Fund portfolio managers beneficially owned Fund shares as of March 31, 2006 in an amount within the referenced dollar range:

                                          DOLLAR RANGER OF BENEFICIAL
PORTFOLIO MANAGER                 OWNERSHIP IN THE FUND AS OF MARCH 31, 2006

Jay Compson                                     $50,001-$100,000
Alec Petro                                     $100,001-$500,000


CONFLICTS OF INTEREST Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Sub-Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.


     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.


     With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.


     Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

COMPENSATION The following compensation information has been provided by Absolute and each Sub-Adviser:



ADVISER                                                           COMPENSATION

Absolute Investment Advisers LLC                                  Base cash salary; Cash % of Sub-Adviser
                                                                  profits.  The base salary is fixed.  The cash
                                                                  % of profits is based on equity participation
                                                                  in the firm.  Compensation is not based on
                                                                  the investment performance or assets of the
                                                                  Fund or other advisory accounts.

SUB-ADVISERS

Aronson+Johnson+Ortiz, LP                                         Base cash salary; Cash bonus; Cash % of
                                                                  Sub-Adviser profits; Cash contribution to
                                                                  Simplified Employee Pension Plan ("SEPP").
                                                                  The base salary is fixed.  The cash bonus is
                                                                  discretionary (e.g. based on merit, but not
                                                                  based on the investment performance or assets
                                                                  of the Fund or other advisory accounts).  The
                                                                  cash % of Sub-Adviser profits is based on
                                                                  equity participation in the Sub-Adviser.  The
                                                                  contribution to the SEPP is equal to 15% of
                                                                  base salary up to $205,000.






SUB-ADVISERS                                                     COMPENSATION

Bernzott Capital Advisors                                        Base cash salary; Cash bonus; Cash % of
                                                                 Sub-Adviser profits.  The base salary is
                                                                 fixed.  A certain percentage of the cash bonus
                                                                 is fixed and certain percentage is
                                                                 discretionary (e.g. based on merit, but not
                                                                 based on the investment performance or assets
                                                                 of the Fund or other advisory accounts).  The
                                                                 cash % of profits is based on equity
                                                                 participation in the firm.

Contravisory Research & Management Corp.                         Base cash salary; Cash bonus.  The base salary
                                                                 is fixed.  The cash bonus with respect the
                                                                 Fund is discretionary (e.g. based on merit,
                                                                 but not based on the performance of the
                                                                 Fund).  The portfolio manager may receive
                                                                 compensation incentives that are based on
                                                                 performance with respect to other private
                                                                 funds and/or accounts, but not the Fund.

Horizon Asset Management, Inc.                                   Cash % of  Sub-Adviser  profits.  The cash % of
                                                                 profits  is based on  equity  participation  in
                                                                 the Sub-Adviser.  No compensation  arrangements
                                                                 are based on account performance.

Kinetics Asset Management, Inc.                                  Base cash salary; Cash bonus; Cash % of
                                                                 Sub-Adviser profits.  The base salary is
                                                                 fixed.  The cash bonus is discretionary (e.g.
                                                                 based on merit, but not based on the
                                                                 investment performance or assets of the Fund
                                                                 or other advisory accounts).  The cash % of
                                                                 profits is based on equity participation in
                                                                 the Sub-Adviser.

Loomis, Sayles & Company, L.P.                                   Loomis Sayles believes that portfolio manager
                                                                 compensation should be driven primarily by the
                                                                 delivery of consistent and superior long-term
                                                                 performance for its clients.  Portfolio
                                                                 manager compensation is made up of three main
                                                                 components - base salary, variable
                                                                 compensation and a long-term incentive
                                                                 program.  Although portfolio manager
                                                                 compensation is not directly tied to assets
                                                                 under management, a portfolio manager's base
                                                                 salary and/or variable compensation potential
                                                                 may reflect the amount of assets for which the
                                                                 manager is responsible relative to other
                                                                 portfolio managers.  Loomis Sayles also offers
                                                                 a profit sharing plan.

                                                                 BASE SALARY is a fixed amount based on a
                                                                 combination of factors including industry
                                                                 experience, firm experience, job performance
                                                                 and market considerations.





SUB-ADVISERS                                                COMPENSATION
Loomis, Sayles & Company, L.P. (cont.)                       VARIABLE   COMPENSATION   is   an   incentive-based
                                                            component  and  generally  represents a  significant
                                                            multiple  of  base  salary.  It  is  based  on  four
                                                            factors - investment  performance,  profit growth of
                                                            the firm,  profit growth of the  manager's  business
                                                            unit and  team  commitment.  Investment  performance
                                                            is the primary  component and  generally  represents
                                                            at  least  60%  of  the   total  for  fixed   income
                                                            managers.  The  other  three  factors  are  used  to
                                                            determine  the  remainder of variable  compensation,
                                                            subject  to  the  discretion  of the  group's  Chief
                                                            Investment  Officer  (CIO)  and  senior  management.
                                                            The CIO and senior  management  evaluate these other
                                                            factors annually.

                                                            While mutual fund performance and asset size do not
                                                            directly contribute to the compensation
                                                            calculation, investment performance for fixed
                                                            income managers is measured by comparing the
                                                            performance of the firm's institutional composite
                                                            (pre-tax and net of fees) in the manager's style to
                                                            the performance of an external benchmark and a
                                                            customized peer group.  The benchmark used for the
                                                            investment style utilized for the Loomis Sayles
                                                            Investment Grade Fixed Income Fund is the Lehman
                                                            Aggregate Index.  The customized peer group is
                                                            created by the firm and is made up of institutional
                                                            managers in the particular investment style.  A
                                                            manager's relative performance for the past five
                                                            years is used to calculate the amount of variable
                                                            compensation payable due to performance.  To ensure
                                                            consistency, the firm analyzes the five-year
                                                            performance on a rolling three-year basis.  If a
                                                            manager is responsible for more than one product,
                                                            the rankings of each product are weighted based on
                                                            relative asset size of accounts represented in each
                                                            product.

                                                            Loomis Sayles uses both an external benchmark and a
                                                            customized peer group as measuring sticks for fixed
                                                            income manager performance because it believes they
                                                            represent an appropriate combination of the
                                                            competitive fixed income product universe and the
                                                            investment styles offered by the firm.







SUB-ADVISERS                                                COMPENSATION

Loomis, Sayles & Company, L.P. (cont.)                      Loomis Sayles has developed and implemented a
                                                            LONG-TERM INCENTIVE PLAN to attract and retain
                                                            investment talent. The plan supplements existing
                                                            compensation. This plan has several important
                                                            components distinguishing it from traditional
                                                            equity ownership plans:

                                                            o        the plan grants units that entitle
                                                                     participants to an annual payment based on
                                                                     a percentage of company earnings above an
                                                                     established threshold;
                                                            o        upon retirement a participant will receive
                                                                     a multi-year payout for his or her vested
                                                                     units;
                                                            o        participation is contingent upon signing
                                                                     an award agreement, which includes a
                                                                     non-compete covenant.

                                                            Senior management expects that the variable
                                                            compensation portion of overall compensation will
                                                            continue to remain the largest source of income for
                                                            those investment professionals included in the
                                                            plan. The plan is initially offered to portfolio
                                                            managers and over time the scope of eligibility is
                                                            likely to widen.  Management has full discretion on
                                                            what units are issued and to whom.

                                                            Portfolio managers also participate in the Loomis
                                                            Sayles PROFIT SHARING PLAN, in which Loomis Sayles
                                                            makes a contribution to the retirement plan of each
                                                            employee based on a percentage of base salary (up
                                                            to a maximum amount).  The portfolio managers also
                                                            participate in the Loomis Sayles defined benefit
                                                            pension plan, which applies to all Loomis Sayles
                                                            employees who joined the firm prior to May 3,
                                                            2003.  The defined benefit is based on years of
                                                            service and base compensation (up to a maximum
                                                            amount).

                                                            Mr. Fuss also received fixed payments related to
                                                            his continued service with the firm.  These
                                                            payments were made by the parent company of Loomis
                                                            Sayles pursuant to an agreement entered into at the
                                                            time of the parent company's acquisition of Loomis
                                                            Sayles' previous parent company.

Metropolitan West Asset Management, LLC                     Metropolitan West Asset Management, LLC's ("MWAM")
                                                            compensation program for its investment
                                                            professionals is designed to be competitive and
                                                            appropriate to attract and retain the highest
                                                            caliber employees. Compensation of investment
                                                            professionals primarily reflects their ability to
                                                            generate long-term investment success on behalf of
                                                            Client accounts. Portfolio managers who serve as
                                                            Partners in MWAM receive a salary plus a PRO RATA
                                                            share of MWAM's profits (if any). Portfolio
                                                            Managers who are not equity owners of MWAM receive
                                                            an annual salary plus the possibility of cash
                                                            bonus. In certain instances, an individual can
                                                            serve as a Portfolio Manager and receive a cash
                                                            salary plus bonus compensation based upon the
                                                            revenue (or profit) received by the firm due to a
                                                            specific product line. Investment professionals
                                                            also receive contributions under MWAM's Profit
                                                            Sharing/401(k) Plan. In general, MWAM's overall
                                                            profitability determines the total amount of
                                                            incentive compensation available to investment
                                                            professionals.

                                                            An investment professional's total compensation is
                                                            determined through a subjective process that
                                                            evaluates numerous quantitative and qualitative
                                                            factors, including the contribution made to the
                                                            overall investment process Not all factors apply to
                                                            each investment professional and there is no
                                                            particular weighting or formula for considering
                                                            certain factors. Among the factors considered are:
                                                            relative investment performance of portfolios
                                                            (including that portion of the Fund allocated to the
                                                            Sub-Adviser for management) (although there are no
                                                            specific benchmarks or periods of time used in
                                                            measuring performance); complexity of investment
                                                            strategies; participation in the investment team's
                                                            dialogue; contribution to business results and
                                                            overall business strategy; success of
                                                            marketing/business development efforts and client
                                                            servicing; seniority/length of service with the
                                                            firm; management and supervisory responsibilities;
                                                            and fulfillment of MWAM's leadership criteria.

Moody Aldrich Partners, LLC                                 Base cash salary; Cash % of Sub-Adviser profits.
                                                            The base salary is fixed.  The cash % of profits is
                                                            based on equity participation in the firm.
                                                            Compensation is not based on the investment
                                                            performance or assets of the Fund or other advisory
                                                            accounts.






SUB-ADVISERS                                                COMPENSATION
Scout Investment Advisors, Inc.                             Base cash salary; Cash bonus; Cash % of profits.
                                                            The base salary is fixed.  80% of the cash bonus is
                                                            based on account performance and 20% of the bonus
                                                            is based upon growth in the strategy's assets under
                                                            management.  Performance compensation is measured
                                                            relative to the primary benchmark (Russell 2000)
                                                            and peer group (as measured by the Lipper Small-Cap
                                                            Core Fund Index) for 1 and 3 year time periods. The
                                                            cash % of profits relates to the ESOP and profit
                                                            sharing plan of parent UMB Financial Corporation
                                                            (UMBFC). Contributions to these plans are
                                                            discretionary and determined by senior management
                                                            of UMBFC.

SSI Investment Management, Inc.                             Base cash salary; Cash bonus; Cash % of Sub-Adviser
                                                            profits; Cash contribution to Retirement Benefit
                                                            Plan.  The base salary is fixed.  The cash bonus is
                                                            discretionary (e.g. based on merit, but not based
                                                            on the investment performance or assets of the Fund
                                                            or other advisory accounts).  The cash % of profits
                                                            is based on equity participation in the Sub-Adviser
                                                            through an Incentive Stock Option Program
                                                            (participation is at the direction of Sub-Adviser's
                                                            Board of Directors).  Cash contribution to the
                                                            Retirement Plan is equal to a % of the annual
                                                            compensation and may vary based on Sub-Adviser's
                                                            overall performance.  Although compensation is not
                                                            directly tied to account performance, each
                                                            portfolio manager's annual performance review
                                                            compares individual performance to a model of
                                                            portfolio and to investment sector performance.






SUB-ADVISERS                                                COMPENSATION

TT International Investment Management                      Portfolio manager is a partner of the Sub-Adviser.
                                                            As part owner of the Sub-Adviser, he receives a %
                                                            of the profits and losses in accordance with his %
                                                            of ownership in shares of the Sub-Adviser.  The
                                                            Portfolio Manager is compensated based on the
                                                            Sub-Adviser's overall profitability.  Typically,
                                                            Portfolio Managers with larger shares of ownership
                                                            receive only a share of the Sub-Adviser's profits.
                                                            Portfolio Managers with smaller percentage of
                                                            shares typically receive a guaranteed minimum
                                                            profit share sometimes payable monthly and always
                                                            subject to claw back at the end of the year
                                                            depending on the Sub-Adviser's overall
                                                            profitability.  There are no firm-sponsored
                                                            retirement plans and no bonus payments.

TWIN Capital Management, Inc.                               Base cash salary; Cash bonus. The base salary is
                                                            fixed.  The cash bonus is discretionary (e.g. based
                                                            on merit, but not directly based on the investment
                                                            performance or assets of the Fund or other advisory
                                                            accounts).
Yacktman Asset Management Co.                               Base cash salary; Cash % of Sub-Adviser profits.
                                                            The base salary is fixed.  The cash % of profits is
                                                            based on participation in the firm.  Compensation
                                                            is not based on the investment performance or
                                                            assets of the Fund or other advisory accounts.



4.       FEES
The Adviser's fee is calculated as a percentage fee of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average daily net assets for the previous month. Absolute's fee is paid monthly based on average daily net assets for the prior month. A Sub-Adviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Sub-Advisor for management but is paid by Absolute and not the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with Absolute with assets invested in the Fund, Absolute will credit an amount equal to all or a portion of the fees received by Absolute against any investment management fee received from you.

Table 1 in Appendix C shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

5.       OTHER PROVISIONS OF ADVISORY AGREEMENT

Absolute is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by Absolute on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

The Advisory Agreement contemplates that Absolute will pay 0.10% of the annual advisory fee it receives from the Fund to Lipper Inc. as compensation for providing strategic portfolio analysis for the Fund ("Consulting Services"). The Advisory Agreement states that Absolute's fee will be reduced by 0.10% should Absolute cease to use Lipper Inc. or another party to provide Consulting Services for the Fund.



G.       DISTRIBUTOR

1.       DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of The National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity. Mr. Peter Guarino is also an officer of the Distributor and Chief Compliance Officer ("CCO") of the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "Purchases through Financial Institutions").

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions the sales charge paid by the purchasers of A Shares.

Table 2 in Appendix C shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

2.       DISTRIBUTION PLAN (A AND C SHARES)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board (collectively, "Payees") for distribution-related and/or shareholder services provided by the Payees, an aggregate fee equal to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares. Although the plan provides for payments of up to 0.35% of the average daily net assets of A Shares, the Board currently limits payments to 0.25% of average daily net assets. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity regarding C Shares. The plan is a core component of the ongoing distribution of A Shares and C Shares. Mr. Collier and Mr. Bright, officers of the Trust and principals of the Distributor, have a direct financial interest in the operations of the plan due to their ownership interests in the Distributor.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or support the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Absolute or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate Payees for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of A Shares or C Shares, as applicable, and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to A Shares or C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of A Shares or C Shares, as applicable.

Table 3 in Appendix C shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data provided are for the past year.


3.       COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year, (ii) $5,000 per subadviser, and (iii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance  Agreement,  the  Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix C shows the dollar amount of the fees paid to the Distributor, the amount of the fee waived by the Distributor, and the actual fees retained by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, the Accountant provides fund accounting services to the Fund including calculation of the Fund's NAV.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4.       CUSTODIAN

The Custodian, pursuant to an agreement with the Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The custodian is located at 388 Greenwich Street, New York, New York 10013.

5.       LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4.  PORTFOLIO TRANSACTIONS
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A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Sub-Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Sub-Adviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix C shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Sub-Adviser. The data presented are for the past three fiscal years.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

Absolute or a Sub-Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or
Sub-Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Sub-Adviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

D.       CHOOSING BROKER-DEALERS

Absolute and each Sub-Adviser seeks "best execution" for all portfolio transactions. This means that Absolute or a Sub-Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Absolute or a Sub-Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. Absolute or a Sub-Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Absolute or a Sub-Adviser may also give consideration to brokerage and research services furnished by brokers to Absolute or the Sub-Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Absolute's or a Sub-Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of Absolute's or a Sub-Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. Absolute's or a Sub-Adviser's fees are not reduced by reason of Absolute's or Sub-Adviser's receipt of research services. Since most of Absolute's or a Sub-Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since Absolute or Sub-Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit Absolute's or Sub-Adviser's clients and the Fund's investors.

Table 7 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

F.       COUNTERPARTY RISK

Absolute or a Sub-Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G.       TRANSACTIONS THROUGH AFFILIATES

Absolute or a Sub-Adviser may effect transactions through affiliates of Absolute or Sub-Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H.       OTHER ACCOUNTS OF THE ADVISER OR SUB-ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Sub-Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute's or a Sub-Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Sub-Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

J.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix C lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC.

K.       PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings  information on an as needed basis.  Mailing services
(ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential;
(2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.


5.  PURCHASE AND REDEMPTION INFORMATION
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A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

Each Fund class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund class may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Absolute's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at a Fund class' NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.


If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

Absolute may enter into arrangements with Financial Institutions. Absolute may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Absolute or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions.

The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered. Absolute compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by Absolute. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares.

Marketing support payments are not expected, with certain limited exceptions, to exceed 0.10% of the average net assets of Absolute's mutual funds attributable to that dealer, estimated on an annual basis over a five year time period. Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.10% of the total assets in the Absolute mutual funds, estimated on an annual basis over a five year time period. In addition, Absolute may make one-time or annual payments to select Financial Institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Absolute's mutual funds on the Financial Institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such Financial Institution on an annual basis to exceed the amounts set forth above. Separately, Absolute may enter into one or more arrangements with third-party marketing firms. Absolute anticipates that compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments.

From time to time, Absolute, at its expense, may provide additional compensation to Financial Institutions which sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Absolute may include financial assistance to Financial Institutions that enable Absolute to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.



C.       ADDITIONAL REDEMPTION INFORMATION
You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

3.       NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.  TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March31(the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.
o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers
        (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I.       FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.  OTHER MATTERS
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A.   THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in the following series.

Absolute Strategies Fund(1)                                  Dover Responsibility Fund (1)
Adams Harkness Small Cap Growth Fund                         Fountainhead Special Value Fund
Austin Global Equity Fund                                    Golden Large Core Value Fund (6)
Auxier Focus Fund(2)                                         Golden Small Core Value Fund (6)
Brown Advisory Growth Equity Fund (3)                        Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund (3)                  Mastrapasqua Growth Fund
Brown Advisory International Fund (4)                        Merk Hard Currency Fund (6)
Brown Advisory Maryland Bond Fund (4)                        Payson Total Return Fund
Brown Advisory Opportunity Fund (3)                          Payson Value Fund
Brown Advisory Real Estate Fund (4)                          Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund (5)                     Shaker Fund
Brown Advisory Small-Cap Value Fund (3)                      SteepleView Fund
Brown Advisory Value Equity Fund (3)                         Winslow Green Growth Fund (6)
DF Dent Premier Growth Fund

(1)      The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
(2)      The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
(3)      The Trust offers shares of beneficial interest in Institutional and A classes of this series.
(4)      The Trust offers shares of beneficial interest in an Institutional class of this series.
(5)      The Trust  offers  shares of  beneficial  interest  in  Institutional  and A classes of this  series.  The Fund has ceased the public  offering of D Shares.  This means that the class is closed to new  investors  and  current  shareholders cannot purchase additional shares.
(6)      The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class thereof will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       TERMINATION  OR  REORGANIZATION  OF  TRUST  OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP

As of July 5, 2006, the percentage of Fund shares owned by all Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 9 in Appendix C.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

Listed below are shareholders who own of record or beneficially, 25% or more of the Fund's voting securities.


                          NAME OF                       PERCENTAGE OF
                        SHAREHOLDER                     FUND SHARES OWNED

--------------------------------------------- ----------------------------------
None                                                         N/A
--------------------------------------------- ----------------------------------



C.                 LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust, Absolute and each Sub-Adviser are included in Appendix E. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2006 will be available on or after August 31, 2006 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the period ended June 30, 2006 will also be available on the Fund's website at www.absolutestrategiesfund.com.

E.       CODE OF ETHICS

The Trust, Absolute, each Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser, each Sub-Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.



G.       FINANCIAL STATEMENTS

The Fund's Financial Statements and Financial Highlights for the fiscal period ended March 31, 2006 are incorporated by reference into the SAI from the Fund's Annual report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
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CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.         MOODY'S INVESTORS SERVICE

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.         STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.         FITCH

           INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

           SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's   applies   numerical   modifiers  1,  2,  and  3  in  each  rating
     classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C    A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This  indicates  that  no  rating  has  been   requested,   that  there  is
     insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries.
     o High rates of return on funds employed. o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation. o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT    Issuers  rated  Not  Prime  do not  fall  within  any of the Prime rating
PRIME  categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


----------------------------------------------------------------------------------------------------------------------
APPENDIX B - OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
                                                                Combined                                                 Combined
                                                               Assets of                                                 Assets of
                                # of Other      Combined         Other                     # of Other                  Other Pooled
                                Registered      Assets of      Registered                    Pooled        Combined      Vehicles
                 # of Other     Investment        Other        Investment    # of           Vehicles      Assets of      Serviced
                 Registered     Companies      Registered      Companies     Other       Serviced with      Other          with
                 Investment   Serviced with    Investment    Serviced with   Pooled       Performance       Pooled      Performance
   Portfolio     Companies     Performance      Companies     Performance    Vehicles      Based Fee       Vehicles      Based Fee
    Manager       Serviced      Based Fee       Serviced       Based Fee      Serviced                     Serviced
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE INVESTMENT ADVISERS LLC
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Compson              0              0              $0              $0            0             0              $0            $0
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Petro                0              0              $0              $0            0             0              $0            $0
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Aronson              14             2             $3.9B          $100M           21            4            $4.6B          $600M
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Johnson              14             2             $3.9B          $100M           21            4            $4.6B          $600M
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Ortiz                14             2             $3.9B          $100M           21            4            $4.6B          $600M
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Moore                14             2             $3.9B          $100M           21            4            $4.6B          $600M
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
BERNZOTT CAPITAL ADVISORS
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Banks                0              0              $0              $0            0             0              $0            $0
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
Bernzott              0             0              $0              $0            0             0              $0            $0
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
CONTRAVISORY RESEARCH & MANAGEMENT CORP.
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
E. Noonan             0             0               0              0             2             2             $76M          $76M
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
P. Noonan             0             0               0              0             2             2             $76M          $76M
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
W. Noonan             0             0               0              0             2             2             $76M          $76M
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
HORIZON ASSET MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Stahl                7              0            $1,237M           $0            17            10           $4.9B          $2.3B
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
KINETICS ASSET MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Doyle                7              0            $1,237M           $0            17            10           $4.9B          $2.3B
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Stahl                7              0            $1,237M           $0            17            10           $4.9B          $2.3B
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
LOOMIS, SAYLES & COMPANY L.P.
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Fuss, D.             12             0            $10.3B            $0            4             0           $233.9M          $0
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
Kaseta, S.           2              0            $580.4M           $0            5             0            $1.9B           $0
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------





---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

                                                                Combined                                                Combined
                                 # of Other                    Assets of                                                Assets of
                                 Registered      Combined        Other                     # of Other                 Other Pooled
                                 Investment     Assets of      Registered                    Pooled       Combined      Vehicles
                  # of Other     Companies        Other        Investment    # of           Vehicles      Assets of     Serviced
                  Registered   Serviced with    Registered     Companies     Other       Serviced with      Other         with
                  Investment    Performance     Investment   Serviced with   Pooled       Performance      Pooled      Performance
   Portfolio      Companies      Based Fee     CompaniesServicPerformance    Vehicles      Based Fee      Vehicles      Based Fee
    Manager        Serviced                                    Based Fee      Serviced                    Serviced
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN WEST ASSET MANAGEMENT, LLC
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Kane                  15             2            $6.0B          $362M           3             3            $103M         $103M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Landmann              15             2            $6.0B          $362M           3             3            $103M         $103M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Rivelle               15             2            $6.0B          $362M           3             3            $103M         $103M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
MOODY ALDRICH PARTNERS, LLC

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Aldrich               0              0              $0             $0            6             0            $33M           $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Moody                 0              0              $0             $0            6             0            $33M           $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Pierre                0              0              $0             $0            6             0            $33M           $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
SCOUT INVESTMENT ADVISORS, INC.
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Bagby                 1              0            $564M            $0            0             0             $0            $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
SSI INVESTMENT MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Douglas               0              0              $0             $0            7             1            $155M         $18M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Raguse                0              0              $0             $0            7             1            $155M         $18M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Rosenfelder           0              0              $0             $0            7             1            $155M         $18M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Ruiz                  0              0              $0             $0            7             1            $155M         $18M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
TT INTERNATIONAL INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Smith                 0              0              $0             $0            3             0            $192M          $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
TWIN CAPITAL MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Erfort           1             0               $28.8M        $0              7           4               $16.9M       $13.5M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
Gerber           1             0               $28.8M        $0              7           4               $16.9M       $13.5M
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------
YACKTMAN ASSET MANAGEMENT COMPANY
------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
D. Yacktman
                      2              0            $476M            $0            1             0            $284M          $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
S. Yacktman
                      2              0            $4762M           $0            1             0            $284M          $0
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------




                                              Combined
                                              Assets of
                 # of Other                     Other
                  Accounts      Combined      Accounts
    # of        Serviced with   Assets of     Serviced
    Other        Performance      Other         with
    Accounts      Based Fee     Accounts     Performance
    Serviced                    Serviced      Based Fee
- ----------- --------------- ------------ --------------
---------------------------------------------------------
ABSOLUTE INVESTMENT ADVISERS LLC
---------------------------------------------------------
- ----------- --------------- ------------ --------------
      0             0             $0            $0
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     1             1             $2M           $2M
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     100            46          $16.8B         $4.8B
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     100            46          $16.8B         $4.8B
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     100            46          $16.8B         $4.8B
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     100            46          $16.8B         $4.8B
- ----------- --------------- ------------ --------------
---------------------------------------------------------
      147            0           $145 M          $0
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
       52            0            $217M          $0
- ----------- --------------- ------------ --------------
---------------------------------------------------------
     241            0            $557M          $0
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
     241            0            $557M          $0
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
      241            0            $557M          $0
- ----------- --------------- ------------ --------------
---------------------------------------------------------
      0             0             $0            $0
- ----------- --------------- ------------ --------------
---------------------------------------------------------
     290            0            $116M          $0
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
       0             0             $0            $0
- ----------- --------------- ------------ --------------
---------------------------------------------------------
    92            4            $9.3B        $790.3M
- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------
       42            0            $4.0B          $0
- ----------- --------------- ------------ --------------





- ----------- --------------- ------------ -------------
                                              Combined
                                              Assets of
                 # of Other                     Other
                  Accounts      Combined      Accounts
    # of        Serviced with   Assets of     Serviced
    Other        Performance      Other         with
    Accounts      Based Fee     Accounts     Performance
    Serviced                    Serviced      Based Fee

 ----------- --------------- ------------ -------------
-------------------------------------------------------


     166            19          $10.3B        $2.3B
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
    166            19          $10.3B        $2.3B
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
    166            19          $10.3B        $2.3B
 ----------- --------------- ------------ -------------
-------------------------------------------------------

      61            0           $1,367M         $0
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
      61            0           $1,367M         $0
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
      61            0           $1,367M         $0
 ----------- --------------- ------------ -------------
-------------------------------------------------------
      28            0            $40M           $0
 ----------- --------------- ------------ -------------
-------------------------------------------------------
     53            4            $1.1B        $547M
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
     53            4            $1.1B        $547M
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
     53            4            $1.1B        $547M
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
     53            4            $1.1B        $547M
 ----------- --------------- ------------ -------------
-------------------------------------------------------
     18            3            $4.5B        $2.1B
 ----------- --------------- ------------ -------------
-------------------------------------------------------
       27          6               $440.9M      $39.5M
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------
       27          6               $440.9M      $39.5M
 ----------- --------------- ------------ -------------
-------------------------------------------------------
     35            0            $84M           $0
 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

     12            0            $23M           $0
 ----------- --------------- ------------ -------------

--------------------------------------------------------------------------------
APPENDIX C - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1- INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.


                                                 ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                    PAYABLE                  WAIVED                 RETAINED
Period Ended March 31, 2006                         817,406                 119,599                  697,807

TABLE 2 - SALES CHARGES (A AND C SHARES ONLY)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A and C Shares.

---------------------------------------------------- ---------------------- --------------------- ----------------------
                                                        AGGREGATE SALES         SALES CHARGE          SALES CHARGE
                                                            CHARGE                EMPLOYED              REALLOWED
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
A SHARES
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
Period Ended March 31, 2006                                 $40,783               $40,783                 None
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
C SHARES
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
Period Ended March 31, 2006                                  None                   None                  None
---------------------------------------------------- ---------------------- --------------------- ----------------------

TABLE 3 - RULE 12B-1 DISTRIBUTION FEES (A AND C SHARES ONLY)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.

------------------------------------------------------- ------------------- --------------------- ----------------------
                                                             PLAN FEE                                   PLAN FEE
                                                              CHARGE                                    RETAINED
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
A SHARES
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
Period Ended March 31, 2006                                   68,045                                      None
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
C SHARES
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
Period Ended March 31, 2006                                   3,372                                       None
------------------------------------------------------- ------------------- --------------------- ----------------------

TABLE 4 - COMPLIANCE FEES

The following table shows the dollar amount of fees paid to the Distributor, the amount of the fee that was waived by the Distributor, and the actual fee retained by the Distributor.

                                              COMPLIANCE                COMPLIANCE                COMPLIANCE
                                             FEE PAYABLE                FEE WAIVED               FEE RETAINED
Period Ended March 31, 2006                         $19,499                  $3,943                  $15,556

TABLE 5 - CITIGROUP FEES

The following table shows the dollar amount of fees paid to Citigroup, the amount of fee that was waived by Citigroup, and the actual fees received by Citigroup.

                                                   CITIGROUP               CITIGROUP                CITIGROUP
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
Period Ended March 31, 2006                         $77,983                 $21,844                  $56,139



TABLE 6 - COMMISSIONS

The following table shows the brokerage commissions of the Fund.

                                                                TOTAL                % OF           % OF PRINCIPAL
                                                              BROKERAGE           BROKERAGE            VALUE OF
                                                             COMMISSIONS         COMMISSIONS         TRANSACTIONS
                                             TOTAL          ($) PAID TO AN        PAID TO AN        EXECUTED BY AN
                                           BROKERAGE       AFFILIATE OF THE    AFFILIATE OF THE    AFFILIATE OF THE
                                          COMMISSIONS      FUND, ABSOLUTE,     FUND, ABSOLUTE,      FUND, ABSOLUTE,
                                              ($)           SUB-ADVISER OR      SUB-ADVISER OR      SUB-ADVISER OR
                                                          DISTRIBUTOR            DISTRIBUTOR          DISTRIBUTOR
Period Ended March 31, 2006                 $152,226              $0                  0%                  0%

TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                                                               AMOUNT OF COMMISSIONS
                                                                                                     GENERATED
                                                  BROKER                 AMOUNT DIRECTED
Period Ended March 31, 2006                           N/A                     N/A                        N/A


TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                         REGULAR BROKER OR DEALER                           VALUE HELD
Period Ended March 31, 2006              None                                                   N/A


TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2006:


NAME AND ADDRESS                                       % OF FUND
National Financial Services
For Exclusive Benefit of Our   Customers
One World Financial Center
200 Liberty Street                                      24.78%
New York, NY 10281

Charles Schwab & Co., Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds                                      15.85%
101 Montgomery Street
San Francisco, CA 94104

SEI Private Trust CO.
CO 370
One Freedom Valley Drive
Oaks, PA 19456                                           7.82%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004


         SECTION 1.  PURPOSE

     Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

         SECTION 2.  RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

         SECTION 3.  SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

         SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A) GENERAL

               (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

               (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

               (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of
          Adviser  Guidelines,   the  Adviser  shall  vote  the  Fund's  proxies
          consistent with Sections B and C below.

     (B) ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

               (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

               (2) Appointment of Auditors. Management recommendations will generally be supported.

               (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

         (C)      Non-Routine Matters

               (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

               (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

               (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

               (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

               (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

         (D)      CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E) ABSTENTION

     The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

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APPENDIX E - ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES
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